UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2024

ARAX HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

820 E Park Ave Bld D200 Tallahassee, Florida		82801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 850 254 1161

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

 On September 17, 2024, Arax Holdings Corp. (“Arax”) entered into an 18-month strategic partnership agreement with LvlUp Ventures, a multi-stage venture capital firm with a global presence. The agreement includes Arax’s participation in the NextUp Incubator Program, a platform designed to accelerate high-potential startups through commercialization, scalability, and revenue generation.

Under this partnership, Arax aims to leverage LvlUp’s extensive network and strategic guidance to enhance its fundraising efforts and optimize go-to-market strategies for its expanding portfolio of blockchain and enterprise data management solutions. The NextUp Incubator will provide Arax with bespoke mentoring from industry leaders at institutions such as KPMG and Citigroup.

Item 7.01 Regulation FD Disclosure

Arax Holdings Corp. issued a press release on September 19, 2024, announcing the partnership with LvlUp Ventures. This collaboration is a significant milestone for Arax as it aligns with the company’s strategy of accelerating its growth and scaling its blockchain solutions globally. A copy of the press release is furnished as Exhibit A to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit A – Press Release dated September 19, 2024, titled “ARAX Holdings Announces 18-Month Strategic Partnership with LvlUp Ventures and Participation in the NextUp Incubator Program”.

Link to Press Release:

https://medium.com/@AraxCorp/arax-holdings-announces-18-month-strategic-partnership-with-lvlup-ventures-and-participation-in-411896f514ae

Contact Information

For more information about ARAX Holdings Corp. and our innovative solutions, please visit our website at www.arax.com.

Contact:

ARAX Holdings Corp.

820 E Park Ave Bldg. D200

Tallahassee, FL 32301

investor@arax.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “Act”). All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intends,” “expects,” “anticipates,” “believes” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management’s beliefs, as well as assumptions made by, and information currently available to, management pursuant to the “safe harbor” provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Investors should consider this cautionary statement and furthermore, no assurance can be made that the transaction described in this Report will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit A – Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

By:	/s/ Christopher D. Strachan
Christopher D. Strachan
Chief Financial Officer

Dated: September 19, 2024